     As filed with the Securities and Exchange Commission on March 20, 1995


                                                                        811-4186


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the registrant                        [X]
Filed by a party other than the registrant     [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement          [ ]    Confidential, for use of
                                                  the Commission only (as
                                                  permitted by Rule 14a-6(e)(2))

|X|   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      JOHN HANCOCK INCOME SECURITIES TRUST
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      JOHN HANCOCK INCOME SECURITIES TRUST
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):
 -
[X]   $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A. PREVIOUSLY PAID TO COMMISSION DEPOSITORY LOCKBOX IN PITTSBURGH, PENNSYLVANIA.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[logo]  JOHN HANCOCK FUNDS
        A Global Investment Management Firm

                                                          101 Huntington Avenue
                                               Boston, Massachusetts 02199-7603

JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST

                                  March 17, 1995

Dear Fellow Shareholder:

Your Fund's next annual meeting of shareholders will be held on April 27, 1995.

Both of the proposals set forth in the enclosed proxy statement are routine items. A routine item is one that occurs annually and makes no fundamental changes to the Fund's policies, investment objectives or investment management contract.

Proposal number one asks you to elect eight Trustees to serve until their respective successors are elected and qualified. Background information relative to each nominee is included in the proxy statement. We invite you to acquaint yourself with these individuals.

Proposal number two asks you to ratify the Trustees' selection of Ernst & Young LLP as the Fund's auditors for the current fiscal year ending December 31, 1995.

YOUR VOTE IS REQUIRED

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost of additional mailings at your Fund's expense.

If you have any questions, please call your Customer Service Representative toll-free at 1-800-843-0090.

Thank you in advance for your prompt action on this very important matter.

                                  Sincerely,
                                  /s/ Edward J. Boudreau, Jr.
                                  Edward J. Boudreau, Jr.
                                  Chairman and CEO

Enclosure
P56XL
- -------------------------------------------------------------------------------

John Hancock Advisers, Inc. o John Hancock Funds, Inc.* o John Hancock Investor Services Corporation o The Patriot Group, Inc. o John Hancock Advisers International, Ltd. o NM Capital Management, Inc. o Sovereign Asset Management Corporation
*Member of National Association of Securities Dealers, Inc.

[Logo]
                        JOHN HANCOCK INVESTORS TRUST
                     JOHN HANCOCK INCOME SECURITIES TRUST

                  NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD APRIL 27, 1995

To the Shareholders of:
  John Hancock Investors Trust
  John Hancock Income Securities Trust

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of each of John Hancock Investors Trust and John Hancock Income Securities Trust (each, a "Fund" and, collectively, the "Funds") will be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue (across from the Colonnade Hotel), Boston, Massachusetts at 9:00 A.M., Boston time, on Thursday, April 27, 1995 to consider and act upon the following proposals (for each Fund):

    (1) To elect eight Trustees to hold office until their respective successors have been duly elected and qualified.

    (2) To ratify the action taken by the Trustees in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1995.

    (3) To transact such other business as may properly come before the Annual Meeting or any adjournment of such meeting.

       YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

    Shareholders of record of each Fund as of the close of business on March 3, 1995 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of such meeting. The proxy statement and form of proxy are being mailed to shareholders on or about March 17, 1995.

                                   s/s Thomas H. Drohan
                                       Thomas H. Drohan
                                       Senior Vice President and Secretary
Boston, Massachusetts
March 17, 1995

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         JOHN HANCOCK INVESTORS TRUST
                     JOHN HANCOCK INCOME SECURITIES TRUST
              101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199

                               PROXY STATEMENT

                       ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON APRIL 27, 1995

    This Proxy Statement is furnished to shareholders of John Hancock Investors Trust and John Hancock Income Securities Trust (collectively, the "Funds") in connection with the solicitation of proxies by the Boards of Trustees of the Funds for use at the Annual Meetings of shareholders to be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue, Boston, Massachusetts on Thursday, April 27, 1995 at 9:00 A.M., Boston time. The Notice of Annual Meetings of Shareholders, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 17, 1995. Each Fund's annual report for its 1994 fiscal year (and the preceding semiannual report) may be obtained free of charge by writing to John Hancock Funds, Inc., P.O. Box 9116, Boston, Massachusetts 02205-9116 or by calling 1-800-843-0090.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meetings, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent auditors. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Funds or by delivering a duly executed proxy bearing a later date prior to the time of the Annual Meetings. Any shareholder who has executed a proxy but is present at the Annual Meetings and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted. Presence at the Annual Meetings alone will not serve to revoke a previously executed and returned proxy.

    Shareholders of record as of the close of business on March 3, 1995 (the "Record Date") are entitled to one vote per share on all business of the Annual Meetings or any adjournment thereof relating to their Fund. As of the Record Date, the following number of shares of beneficial interest of each Fund were outstanding:

              John Hancock Investors Trust .........   7,477,404
              John Hancock Income Securities Trust .  10,205,385

    Neither Fund is aware that any person was the beneficial owner of more than 5% of its outstanding shares on the Record Date.

    Although the Annual Meetings of the Funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each Fund will vote separately as to proposals affecting their Fund.

                                  PROPOSAL I
                             ELECTION OF TRUSTEES

    Each of the nominees for election as a Trustee currently serves as a Trustee of both Funds. Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the nominees or may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

INFORMATION CONCERNING NOMINEES
    The following table sets forth each nominee's position with the Funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of beneficial interest of each Fund beneficially owned by him or her, directly or indirectly, on the Record Date.

                                                                  FIRST BECAME
                                                                    A TRUSTEE
NAME AND POSITION                    PRINCIPAL OCCUPATION        (DIRECTOR PRIOR        NUMBER OF
 WITH THE FUNDS                          OR EMPLOYMENT              TO 1-1-85)        SHARES <F4><F5>
- -----------------                    --------------------        ---------------      -------------
Edward J. Boudreau, Jr. <F3>      Chairman and Chief                  1988               100 <F1>
(age 50)                            Executive Officer of John                            100 <F2>
Chairman                            Hancock Advisers, Inc.
                                    (the "Adviser") and the
                                    Berkeley Financial Group
                                    ("Berkeley Group");
                                    Chairman and Managing
                                    Director, John Hancock
                                    Advisers International
                                    Limited ("Advisers
                                    International");
                                    Chairman, NM Capital
                                    Management, Inc. ("NM
                                    Capital"), John Hancock
                                    Funds, Inc. ("John
                                    Hancock Funds"), John
                                    Hancock Investor Services
                                    Corporation ("Investor
                                    Services"), First
                                    Signature Bank and Trust
                                    Company and Sovereign
                                    Asset Management
                                    Corporation ("SAMCorp");
                                    Director, John Hancock
                                    Capital Corp., John
                                    Hancock Freedom
                                    Securities Corp. and New
                                    England/Canada Business
                                    Securities Council;
                                    Member, Investment
                                    Company Institute Board
                                    of Governors; Director,
                                    Asia Strategic Growth
                                    Fund, Inc.; Trustee,
                                    Museum of Science;
                                    President, the Adviser
                                    (until July 1992);
                                    Chairman, John Hancock
                                    Distributors, Inc. (until
                                    April 1994); and Trustee
                                    or Director, and Chairman
                                    of 68 investment
                                    companies managed by the
                                    Adviser.
Dennis S. Aronowitz               Professor of Law, Boston            1988               100 <F1>
(age 63)                            University School of Law;                            100 <F2>
Trustee                             Director, Boston
                                    University  Center for  Banking  Law Studies
                                    (until  1990);  Trustee  or  Director  of 18
                                    investment companies managed by the Adviser.
Richard P. Chapman, Jr.           President, Brookline                1975               100 <F1>
(age 61)                            Savings Bank; Trustee or                             100 <F2>
Trustee                             Director of 18 investment
                                    companies managed by the
                                    Adviser.
William J. Cosgrove               Vice President, Senior              1991               100 <F1>
(age 62)                            Banker and Senior Credit                             100 <F2>
Trustee                             Officer, Citibank, N.A.
                                    (retired September,
                                    1991); Executive Vice
                                    President, Citadel Group
                                    Representative Inc.;
                                    Trustee or Director of 18
                                    investment companies
                                    managed by the Adviser.
Gail D. Fosler                    Vice President and Chief            1994                 0 <F1>
(age 47)                            Economist, The Conference                              0 <F2>
Trustee                             Board (nonprofit economic
                                    and   business   research);   Deputy   Staff
                                    Director and Chief Economist, Minority Staff
                                    of  U.S.  Senate  Committee  on  the  Budget
                                    (until September 1989);  Trustee or Director
                                    of 18  investment  companies  managed by the
                                    Adviser.
Bayard Henry                      Corporate Advisor;                  1975               353 <F1>
(age 63)                            Director, Fiduciary Trust                            548 <F2>
Trustee                             Company (trust company);
                                    Director, Groundwater
                                    Technology, Inc.
                                    (remediation); Trustee or
                                    Director of 18 investment
                                    companies managed by the
                                    Adviser.
Richard S. Scipione<F3>           General Counsel, John               1985                 0 <F1>
(age 57)                            Hancock Mutual Life                                  734 <F2>
Trustee                             Insurance Company (the
                                    "Insurance Company"); Director, the Adviser,
                                    John Hancock Funds, Investor Services,  John
                                    Hancock  Distributors,  Inc.,  John  Hancock
                                    Subsidiaries,  Inc.,  John Hancock  Property
                                    and Casualty  Insurance  and its  affiliates
                                    (until  November   1993),   SAMCorp  and  NM
                                    Capital;   Trustee,   the  Berkeley   Group;
                                    Director,  JH Networking  Insurance  Agency,
                                    Inc., John Hancock Home Mortgage Corporation
                                    and  John  Hancock  Financial  Access,  Inc.
                                    (until July 1990); Trustee or Director of 32
                                    investment companies managed by the Adviser.
Edward J. Spellman                Partner, KPMG Peat Marwick          1990                100 <F1>
(age 62)                            (retired June, 1990);                               3,000 <F2>
Trustee                             Trustee  or   Director   of  18   investment
                                    companies managed by the Adviser.

- ---------
<F1> John Hancock Investors Trust
<F2> John Hancock Income Securities Trust
<F3> "Interested  person," as defined in the Investment  Company Act of 1940, as amended (the "Investment Company Act"), of the Funds and the Adviser.
<F4> The information as to beneficial ownership is based on statements furnished to the Fund by the nominees. Each of the officers and Trustees has all voting and investment powers with respect to the shares indicated.
<F5> As of the Record Date, the Trustees and executive  officers of John Hancock
     Investors Trust and John Hancock Income Securities Trust held, in the aggregate 1,224 and 5,267 shares, respectively, of the Funds, in each case constituting less than one percent of the Fund's outstanding shares on the Record Date.

    Each Board of Trustees held four meetings during the fiscal year ended December 31, 1994. With respect to each Fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

    Each Fund has an Audit Committee of the Trustees. The Committee members are Ms. Fosler and Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman. None of the members of the Audit Committee are "interested persons," as defined in the Investment Company Act ("Independent Trustees"). Each Committee held four meetings during the fiscal year ended December 31, 1994.

    The functions performed by each Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of its accounting practices and of its internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of Fund officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and the Fund's officers and Trustees.

    Each Fund has a special Nominating Committee of the Trustees known as the Committee on Administration. The Committee members are Ms. Fosler and Messrs. Aronowitz, Chapman, Cosgrove, Henry, and Spellman. All of the members of each Fund's Committee on Administration are Independent Trustees. Each Committee on Administration held four meetings during the fiscal year ended December 31, 1994.

    Included among the functions of each Committee on Administration is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the Investment Company Act. The Committee on Administration also coordinates with Trustees who are interested persons in the selection and election of Fund officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau), the table below lists each Fund's executive officers.

NAME, AGE, POSITION
AND YEAR BECAME AN
EXECUTIVE OFFICER
WITH THE FUNDS                         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
- ------------                           -----------------------------------------------
Robert G. Freedman                 Vice Chairman and Chief Investment Officer, the Adviser
(age 56)                             and certain John Hancock funds; Director, the Adviser,
President and Chief                  Advisers International, Investor Services, John
Investment Officer                   Hancock Funds, SAMCorp and NM Capital; Senior Vice
1987                                 President, Berkeley Group.
Anne C. Hodsdon                    President, the Adviser and John Hancock open-end funds
(age 41)                             and Executive Vice President, John Hancock closed-end
Executive Vice President             funds.
1985
Thomas H. Drohan                   Senior Vice President and Secretary, the Adviser,
(age 58)                             Berkeley Group and each of the John Hancock funds;
Senior Vice President                Senior Vice President, Investor Services and John
and Secretary                        Hancock Funds; Director, Advisers International; and
1978                                 Secretary, NM Capital.
James B. Little                    Senior Vice President, the Adviser, Berkeley Group, John
(age 61)                             Hancock Funds and Investor Services; Senior Vice
Senior Vice President                President and Chief Financial Officer, each of the
and Chief Financial                  John Hancock funds.
Officer
1986
James K. Ho                        Senior Vice President, the Adviser and each of the John
(age 43)                             Hancock funds.
Senior Vice President
1988
Michael P. DiCarlo                 Senior Vice President, the Adviser and certain John
(age 39)                             Hancock funds.
Senior Vice President
1992
Andrew F. St. Pierre               Senior Vice President, the Adviser and John Hancock
(age 45)                             open-end funds; President, John Hancock closed-end
President                            funds; formerly Portfolio Manager, Harvard Management
1994                                 Corp. (Until October 1991)
Susan S. Newton                    Vice President and Assistant Secretary, the Adviser;
(age 45)                             Vice President, Assistant Secretary and Compliance
Vice President,                      Officer, certain John Hancock funds; Secretary, John
Assistant Secretary                  Hancock Funds, Investor Services and SAMCorp; and Vice
and Compliance Officer               President, Berkeley Group.
1984
John A. Morin                      Vice President, the Adviser, Investor Services and John
(age 44)                             Hancock Funds; Vice President and Compliance Officer,
Vice President                       certain John Hancock funds; Counsel, the Insurance
1989                                 Company; Vice President and Assistant Secretary,
                                     Berkeley Group.
James J. Stokowski                 Vice President, the Adviser; Vice President and
(age 48)                             Treasurer, each of the John Hancock funds.
Vice President and
Treasurer
1986
Barry H. Evans                     Vice President, the Adviser and certain John Hancock
(age 34)                             funds.
Vice President
1994

REMUNERATION OF OFFICERS AND TRUSTEES
    The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the year ended December 31, 1994. The two non-Independent Trustees, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, and are compensated by the Adviser not the Funds.


                        AGGREGATE COMPENSATION                                  TOTAL COMPENSATION
                       ------------------------         PENSION OR              FROM THE FUNDS AND
                                      INCOME       RETIREMENT BENEFITS            OTHER FUNDS IN
                        INVESTORS   SECURITIES      ACCRUED AS PART OF       JOHN HANCOCK FUND COMPLEX
INDEPENDENT TRUSTEE       TRUST        TRUST       EACH FUND'S EXPENSES         (TOTAL OF 18 FUNDS)
- -------------------     ---------   ----------     --------------------      -------------------------
Dennis S. Aronowitz      $ 2,459      $ 2,567               $0                       $ 60,950
Richard P. Chapman,
Jr.                      $ 2,540      $ 2,652               $0                       $ 62,950
William J. Cosgrove      $ 2,459      $ 2,567               $0                       $ 60,950
Gail D. Fosler           $ 2,459      $ 2,567               $0                       $ 60,950
Bayard Henry             $ 2,540      $ 2,652               $0                       $ 62,950
                         $ 2,459      $ 2,567               $0                       $ 60,950
Edward J. Spellman       -------      -------               --                       --------
Totals                   $14,916      $15,572               $0                       $369,700

                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Trustees of each Fund, including a majority of the Independent Trustees, have selected Ernst & Young LLP to act as independent auditors for each Fund for the fiscal year ending December 31, 1995. Ernst & Young LLP has advised the Funds that it has no direct or indirect financial interest in either Fund. This selection is subject to the approval of the shareholders of the Funds at the Annual Meetings. The enclosed proxy cards provide space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of the Funds' financial statements.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Ernst & Young LLP as independent auditors of the Funds.

                                MISCELLANEOUS

VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the shares of each Fund present in person or represented by proxy at the Annual Meetings, assuming a majority of the outstanding shares of each Fund is present, is required to elect the nominees as Trustees. The adoption by the shareholders of a Fund of Proposal 2 requires the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Annual Meetings, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (ii) 50% or more of the outstanding shares of the Fund.

    Shares of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum of each Fund is present at the Annual Meetings. Abstentions from voting will be treated as shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on a proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the relevant Fund's shares (excluding "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item
(ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

    If at the time any session of the Annual Meetings is called to order a quorum of a Fund's shareholders is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn that Fund's Annual Meeting to a later date. In the event that a quorum of a Fund's shareholders is present but sufficient votes in favor of Proposal 2 or for the nominees set forth in Proposal 1 have not been received from that Fund's shareholders, the persons named as proxies may propose one or more adjournments of that Fund's Annual Meeting to permit further solicitation of proxies on that proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected Fund present in person or by proxy at the session of the Annual Meetings to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment, and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Annual Meetings, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of the Adviser may solicit proxies in person or by telephone. The Adviser, 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each Fund's investment adviser and administrator.


                                OTHER MATTERS

    The management of the Funds knows of no business to be brought before the Annual Meetings except as described above. If, however, any other matters were properly to come before the Annual Meetings, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the Funds will provide further information.

    Each Fund's Annual Meeting is scheduled as a joint meeting of the shareholders of both Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees of the Funds have determined that the use of this joint proxy statement for the Annual Meetings is in the best interest of each Fund's shareholders. In the event that any shareholder present at the Annual Meetings objects to the holding of a joint meeting and moves for an adjournment of the Annual Meetings with respect to his or her Fund to a time immediately after the Annual Meetings so that his or her Fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

    The shareholders of each Fund will vote separately on each proposal, and voting by shareholders of one Fund will have no effect on the other Fund.

                            SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at a Fund's annual meeting in 1996 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than November 18, 1995 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

March 17, 1995

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST

Boston, Massachusetts
March 17, 1995

John Hancock Income Securities Trust

Annual Meeting of Shareholders - April 27, 1995

This Proxy is Solicited on Behalf of the Trustees

The undersigned hereby appoints EDWARD J. BOUDREAU, JR., THOMAS H. DROHAN AND JAMES B. LITTLE, and each of them, to vote all shares of John Hancock Investors Trust to be held at the offices of the Trust located on the 2nd floor at 101
Huntington Avenue (across from the Colonnade Hotel), Boston , Massachusetts 02199, on April 27, 1995 at 9:00 a.m., Boston time, and any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. PLEASE VOTE PROMPTLY.

     PLEASE  VOTE  AND  SIGN ON  OTHER  SIDE AND  RETURN  PROMPTLY  IN  ENCLOSED
ENVELOPE.

Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

- -------------------------------                  -------------------------------

- -------------------------------                  -------------------------------

- -------------------------------                  -------------------------------

__X_ PLEASE MARK VOTES
        AS IN THIS EXAMPLE


1.)  ELECTION OF TRUSTEES

     Nominees: D. Aronowitz, E, Boudreau, Jr. R. Chapman, Jr. W. Cosgrove, G. Fosler, B. Henry, R. Scipione, and E. Spellman.

                 For               Withhold            For All Except

If you do not wish to direct the voting of your shares "For a particular nominee, mark the "For All Except" Box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

2.) Proposal to ratify the selection of Ernst & Young LLP as auditor for the fiscal year ending December 31 ,1995.

                 For               Against             Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Mark box at right if you plan to attend the Meeting.

Mark box at right if comments or address change have been noted on reverse side.

Please be sure to sign and date this proxy.          Date


Shareholder sign here                                Co-owner sign here